UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Crawfords Corner Road
Suite 4116
Holmdel, NJ 07733
(Address of principal executive offices) (Zip Code)

(732) 359-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 6, 2026, BIO-key International, Inc. (the “Company”) received notice from the staff of The Nasdaq Stock Market, LLC (“Nasdaq”) stating that the Company had not regained compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), as the Company’s closing bid price was not at least $1.00 per share for 10 consecutive business days as of May 4, 2026. As a result, the Company’s common stock will be suspended from trading on the Nasdaq Capital Market at the opening of business on May 13, 2026, and a Form 25-NSE will be filed with the U.S. Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

In addition, since the Company has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2025 with the SEC as required by Nasdaq Listing Rule 5250(c)(1) (the “Periodic Report Rule”), consistent with Nasdaq Listing Rule Listing Rule 5810(c), the Company is ineligible for the Staff to review and accept a compliance plan with respect to the late Form 10-K. This served as an additional basis for delisting the Company’s common stock from the Nasdaq Capital Market.

The Company has until May 13, 2026 to request an appeal of such determination to Nasdaq’s Hearings Panel (the “Panel”). The Company intends to timely request a hearing before the Panel. The Company intends to take all reasonable measures available to regain compliance with the Bid Price Rule and the Periodic Report Rule and remain listed on Nasdaq. There can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to regain compliance and thereafter maintain its listing on Nasdaq.

Effective with the opening of trading on May 13, 2026 the Company’s common stock will be traded on OTC Markets. The ticker symbol will continue to be “BKYI”.

Item 7.01.	Regulation FD Disclosure.

On May 12, 2026, the Company issued a press release regarding the matters described in Item 3.01 of this Form 8-K. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated May 12, 2026 (filed herewith)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: May 12, 2026
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer

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